UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 6, 2020

MADISON SQUARE GARDEN ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39245	84-3755666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Pennsylvania Plaza, New York, NY	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 465-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	MSGE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry Into a Material Definitive Agreement.

Amendment to Credit Facility

On August 6, 2020, Tao Group Operating LLC (the “Senior Borrower”) and Tao Group Intermediate Holdings LLC (“Intermediate Holdings”), the parent of the Senior Borrower, entered into Amendment No. 1 (“Amendment No. 1”) to the senior credit agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), as administrative agent, and the lenders party thereto. The Credit Agreement was entered into on May 23, 2019, along with a credit agreement between Tao Group Sub-Holdings LLC (the “Subordinated Borrower”) and MSG Entertainment Holdings LLC, as administrative agent and lender (the “Subordinated Credit Agreement”), pursuant to which MSG Entertainment Holdings LLC originally extended a $49 million subordinated term loan to the Subordinated Borrower. The Credit Agreement matures on May 23, 2024 and the Subordinated Credit Agreement matures on August 22, 2024. All capitalized terms not defined herein have the meaning set forth in the Credit Agreement.

The Credit Agreement and the related Security Agreement were filed as Exhibits 10.44 and 10.45, respectively, to Amendment No. 1 to the registration statement on Form 10 filed on March 18, 2020 by Madison Square Garden Entertainment Corp. (the “Registrant”). The Registrant indirectly owns a 77.5% interest in the Subordinated Borrower, which is the indirect parent company of the Senior Borrower.

Amendment No. 1 amends the Credit Agreement to, among other things, suspend the application of the financial maintenance covenants thereunder, modify certain restrictive covenants therein and modify the applicable interest rates.

In particular, while the Financial Covenant Suspension Period (as defined below) is in effect:

•	Applicable Margin is a percentage per annum equal to (i) 2.50% with respect to Eurocurrency Loans and (ii) 1.50% with respect to ABR Loans;

•	the Fixed Charge Coverage Ratio will not be applicable;

•	the Senior Leverage Ratio will not be applicable;

•	the Total Leverage Ratio will not be applicable; and

•

certain other covenants in the Credit Agreement have been modified to impose greater restrictions on the Borrower’s ability to (i) make certain investments in joint ventures, (ii) designate or invest in Unrestricted Subsidiaries and (iii) make Permitted Acquisitions.

“Financial Covenant Suspension Period” means the period commencing on the last day of the fiscal quarter ending on June 30, 2020 and ending on the last day of the fiscal quarter ending on December 31, 2021.

Additionally, from the effective date of Amendment No. 1 through December 31, 2021, Intermediate Holdings may not permit Consolidated Liquidity, as defined in the Credit Agreement, to be less than $10 million.

Amendment No. 1 has been filed as Exhibit 10.1 to this Current Report on Form 8-K. The Credit Agreement, as amended to incorporate edits to conform to Amendment No. 1, has been filed as Exhibit 10.2 to this Current Report on Form 8-K. The description of those agreements contained herein is qualified in its entirety by reference to those agreements, which are incorporated into this Item 1.01 by reference.

Guarantee Agreement

On August 6, 2020, MSG Entertainment Group, LLC (“MSGE Group”), a direct subsidiary of the Registrant and the parent of MSG Entertainment Holdings, LLC, entered into a guarantee and reserve account agreement (the “Guarantee Agreement”) in favor of JPMorgan Chase, as collateral agent, pursuant to which MSGE Group guarantees the Secured Obligations, as defined in the Security Agreement, jointly with the other Guarantors and severally, as a primary obligor. In addition, pursuant to the Guarantee Agreement, MSGE Group has agreed that its minimum liquidity shall be no less than $75 million at all times, and has agreed to establish a reserve account subject to a control agreement with JPMorgan Chase, in which MSGE Group will initially deposit proceeds equal to approximately $9.8 million, subject to decreases and the terms and conditions set forth in the Guarantee Agreement.

The Guarantee Agreement has been filed as Exhibit 10.3 to this Current Report on Form 8-K and the description of that agreement contained herein is qualified in its entirety by reference to that agreement, which is incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On August 6, 2020, the Subordinated Credit Agreement was amended to conform with provisions modified in Amendment No. 1 to the Credit Agreement. In addition, in June 2020, the Subordinated Credit Agreement was amended to provide for $22 million of additional borrowing capacity. As of August 6, 2020, $54 million remains outstanding under the Subordinated Credit Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment No. 1 to Credit Agreement, dated as of August 6, 2020, among Tao Group Operating LLC, Tao Group Intermediate Holdings LLC, the various lenders thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

10.2	Credit Agreement, dated as of May 23, 2019, as amended by Amendment No. 1 thereto, dated as of August 6, 2020, among Tao Group Operating LLC, Tao Group Intermediate Holdings LLC, the various lenders thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

10.3	Guarantee and Reserve Account Agreement, dated as of August 6, 2020, by MSG Entertainment Group, LLC, in favor of JPMorgan Chase Bank, N.A., as collateral agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADISON SQUARE GARDEN ENTERTAINMENT CORP.
(Registrant)

By:	/s/ Philip G. D’Ambrosio
Name:	Philip G. D’Ambrosio
Title:	SVP, Treasurer and Secretary

Dated: August 7, 2020